UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road
Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events.

Exchange Offers and Consent Solicitations

On February 26, 2025 (the “Settlement Date”), FedEx Corporation (“FedEx”) completed its previously announced (i) offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding senior notes of the series listed in the table below (the “Existing Notes”) for new notes (the “Notes”) and (ii) related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments the applicable Existing Indenture (as defined herein) governing the Existing Notes of such series to provide for the automatic and unconditional release and discharge of the guarantee of FedEx Freight, Inc. at the time it ceases to be a subsidiary (as defined in the applicable Existing Indenture) of FedEx in connection with the Separation (as defined herein) with respect to that series of the Existing Notes (the “Proposed Amendments”). As used in this Current Report on Form 8-K, the “Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of the FedEx Freight business through the capital markets to create a new publicly traded company.

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Existing Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Existing Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Existing Notes set forth below will remain outstanding.

Title of Series of Existing Notes	CUSIP / ISIN No.	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
3.400% Notes due 2028	31428XBP0 / US31428XBP06	$340,494,000	$159,506,000
4.200% Notes due 2028	31428XBR6 / US31428XBR61	$237,285,000	$162,715,000
3.100% Notes due 2029	31428XBV7 / US31428XBV73	$628,053,000	$371,947,000
4.250% Notes due 2030	31428XBZ8 / US31428XBZ87	$406,103,000	$343,897,000
2.400% Notes due 2031	31428XCD6 / US31428XCD66	$642,185,000	$357,815,000
4.900% Notes due 2034	31428XAX4 / US31428XAX49	$351,518,000	$148,482,000
3.900% Notes due 2035	31428XBA3 / US31428XBA37	$391,912,000	$108,088,000
3.250% Notes due 2041	31428XCE4 / US31428XCE40	$619,635,000	$130,365,000
3.875% Notes due 2042	31428XAT3 / US31428XAT37	$444,611,000	$55,389,000
4.100% Notes due 2043	31428XAU0 / US31428XAU00	$391,769,000	$108,231,000
5.100% Notes due 2044	31428XAW6 / US31428XAW65	$541,689,000	$208,311,000
4.100% Notes due 2045	31428XBB1 / US31428XBB10	$503,830,000	$146,170,000
4.750% Notes due 2045	31428XBE5 / US31428XBE58	$913,438,000	$336,562,000
4.550% Notes due 2046	31428XBG0 / US31428XBG07	$1,007,069,000	$242,931,000

Title of Series of Existing Notes	CUSIP / ISIN No.	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
4.400% Notes due 2047	31428XBN5 / US31428XBN57	$604,653,000	$145,347,000
4.050% Notes due 2048	31428XBQ8 / US31428XBQ88	$743,435,000	$256,565,000
4.950% Notes due 2048	31428XBS4 / US31428XBS45	$696,469,000	$153,531,000
5.250% Notes due 2050	31428XCA2 / US31428XCA28	$1,047,658,000	$202,342,000
4.500% Notes due 2065	31428XBD7 / US31428XBD75	$213,040,000	$36,960,000
0.450% Notes due 2029	XS2337252931	€391,747,000	€208,253,000
1.300% Notes due 2031	XS2034629134	€145,122,000	€354,878,000
0.950% Notes due 2033	XS2337253319	€402,828,000	€247,172,000

On the Settlement Date, following the receipt of the requisite consents to adopt the Proposed Amendments with respect to each series of Existing Notes (other than FedEx’s 1.300% Notes due 2031) (the “Majority Existing Notes”), the following supplemental indentures were executed to give effect to the Proposed Amendments with respect to each series of Majority Existing Notes:

•

Supplemental Indenture No. 7, dated as of February 26, 2025 (“Supplemental Indenture No. 7”), to the indenture, dated as of August 8, 2006 (as amended and supplemented, the “2006 Base Indenture”), among FedEx, as issuer, the subsidiary guarantors named therein (the “Guarantors”) and U.S. Bank Trust Company, National Association (as successor trustee to The Bank of New York Mellon Trust Company, N.A.), as trustee, relating to FedEx’s outstanding 4.900% Notes due 2034, 3.900% Notes due 2035, 3.875% Notes due 2042, 4.100% Notes due 2043, 5.100% Notes due 2044, 4.100% Notes due 2045 and 4.500% Notes due 2065; and

•

Supplemental Indenture No. 14, dated as of February 26, 2025 (together with Supplemental Indenture No. 7, the “Existing Notes Supplemental Indentures”), to the indenture, dated October 23, 2015 (as amended and supplemented, the “2015 Base Indenture” and, together with the 2006 Base Indenture, the “Existing Indentures”), among FedEx, as issuer, the Guarantors and U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association) as trustee (the “2015 Indenture Trustee”), relating to FedEx’s outstanding 3.400% Notes due 2028, 4.200% Notes due 2028, 0.450% Notes due 2029, 3.100% Notes due 2029, 4.250% Notes due 2030, 2.400% Notes due 2031, 0.950% Notes due 2033, 3.250% Notes due 2041, 4.750% Notes due 2045, 4.550% Notes due 2046, 4.400% Notes due 2047, 4.050% Notes due 2048, 4.950% Notes due 2048 and 5.250% Notes due 2050.

The requisite consents were not received to adopt the Proposed Amendments with respect to FedEx’s 1.300% Notes due 2031 and the Proposed Amendments will not be made to the applicable Existing Indenture with respect to such series of Existing Notes. The foregoing summary of the Existing Notes Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing Notes Supplemental Indentures attached hereto as Exhibits 4.1 and 4.3, respectively, the terms of which are in each case incorporated herein by reference.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on February 26, 2025, FedEx issued the following Notes in exchange for Existing Notes of the corresponding series tendered and accepted by FedEx:

(a)	$340,494,000 aggregate principal amount of 3.400% Notes due 2028 (the “3.400% 2028 Notes”);

(b)	$237,285,000 aggregate principal amount of 4.200% Notes due 2028 (the “4.200% 2028 Notes”);

(c)	$628,053,000 aggregate principal amount of 3.100% Notes due 2029 (the “3.100% 2029 Notes”);

(d)	$406,103,000 aggregate principal amount of 4.250% Notes due 2030 (the “4.250% 2030 Notes”);

(e)	$642,185,000 aggregate principal amount of 2.400% Notes due 2031 (the “2.400% 2031 Notes”);

(f)	$351,518,000 aggregate principal amount of 4.900% Notes due 2034 (the “4.900% 2034 Notes”);

(g)	$391,912,000 aggregate principal amount of 3.900% Notes due 2035; (the “3.900% 2035 Notes”)

(h)	$619,635,000 aggregate principal amount of 3.250% Notes due 2041 (the “3.250% 2041 Notes”);

(i)	$444,611,000 aggregate principal amount of 3.875% Notes due 2042 (the “3.875% 2042 Notes”);

(j)	$391,769,000 aggregate principal amount of 4.100% Notes due 2043 (the “4.100% 2043 Notes”);

(k)	$541,689,000 aggregate principal amount of 5.100% Notes due 2044 (the “5.100% 2044 Notes”);

(l)	$503,830,000 aggregate principal amount of 4.100% Notes due 2045 (the “4.100% 2045 Notes”);

(m)	$913,438,000 aggregate principal amount of 4.750% Notes due 2045 (the “4.750% 2045 Notes”);

(n)	$1,007,069,000 aggregate principal amount of 4.550% Notes due 2046 (the “4.550% 2046 Notes”);

(o)	$604,653,000 aggregate principal amount of 4.400% Notes due 2047 (the “4.400% 2047 Notes”);

(p)	$743,435,000 aggregate principal amount of 4.050% Notes due 2048 (the “4.050% 2048 Notes”);

(q)	$696,469,000 aggregate principal amount of 4.950% Notes due 2048 (the “4.950% 2048 Notes”);

(r)	$1,047,658,000 aggregate principal amount of 5.250% Notes due 2050 (the “5.250% 2050 Notes”);

(s)

$213,040,000 aggregate principal amount of 4.500% Notes due 2065 (the “4.500% 2065 Notes” and, together with the 3.400% 2028 Notes, 4.200% 2028 Notes, 3.100% 2029 Notes, 4.250% 2030 Notes, 2.400% 2031 Notes, 4.900% 2034 Notes, 3.900% 2035 Notes, 3.250% 2041 Notes, 3.875% 2042 Notes, 4.100% 2043 Notes, 5.100% 2044 Notes, 4.100% 2045 Notes, 4.750% 2045 Notes, 4.550% 2046 Notes, 4.400% 2047 Notes, 4.050% 2048 Notes, 4.950% 2048 Notes and the 5.250% 2050 Notes, the “USD Notes”);

(t)	€391,747,000 aggregate principal amount of 0.450% Notes due 2029 (the “0.450% 2029 Notes”);

(u)	€145,122,000 aggregate principal amount of 1.300% Notes due 2031 (the “1.300% 2031 Notes”); and

(v)	€402,828,000 aggregate principal amount of 0.950% Notes due 2033 (the “0.950% 2033 Notes” and, together with the 0.450% 2029 Notes and the 1.300% 2031 Notes, the “Euro Notes”).

The USD Notes and Euro Notes are referred to collectively in this Current Report on Form 8-K as the “Notes.”

The Notes are governed by the 2015 Base Indenture, as supplemented by (i) Supplemental Indenture No. 15, dated February 26, 2025 (the “USD Supplemental Indenture”), among FedEx, the Guarantors and the 2015 Indenture Trustee, with respect to the USD Notes, and (ii) Supplemental Indenture No. 16, dated February 26, 2025 (the “Euro Supplemental Indenture”), among FedEx, the Guarantors, the 2015 Indenture Trustee and U.S. Bank Europe DAC, UK Branch, as paying agent, with respect to the Euro Notes. The Notes are fully and unconditionally guaranteed by the Guarantors, each of which also guarantees the corresponding series of Existing Notes. The guarantee of FedEx Freight, Inc. will be released at the time it ceases to be a subsidiary of FedEx in connection with the Separation.

The Notes and the related guarantees are FedEx’s and the Guarantors’ general, unsecured senior obligations, and rank equally in right of payment with all of FedEx’s and the Guarantors’ existing and future unsubordinated indebtedness, liabilities and other obligations.

The interest rate and maturity date for each series of Notes is as follows:

(a)	The 3.400% 2028 Notes will bear interest at a rate of 3.400% per annum and will mature on February 15, 2028;

(b)	The 4.200% 2028 Notes will bear interest at a rate of 4.200% per annum and will mature on October 17, 2028;

(c)	The 3.100% 2029 Notes will bear interest at a rate of 3.100% per annum and will mature on August 5, 2029;

(d)	The 4.250% 2030 Notes will bear interest at a rate of 4.250% per annum and will mature on May 15, 2030;

(e)	The 2.400% 2031 Notes will bear interest at a rate of 2.400% per annum and will mature on May 15, 2031;

(f)	The 4.900% 2034 Notes will bear interest at a rate of 4.900% per annum and will mature on January 15, 2034;

(g)	The 3.900% 2035 Notes will bear interest at a rate of 3.900% per annum and will mature on February 1, 2035;

(h)	The 3.250% 2041 Notes will bear interest at a rate of 3.250% per annum and will mature on May 15, 2041;

(i)	The 3.875% 2042 Notes will bear interest at a rate of 3.875% per annum and will mature on August 1, 2042;

(j)	The 4.100% 2043 Notes will bear interest at a rate of 4.100% per annum and will mature on April 15, 2043;

(k)	The 5.100% 2044 Notes will bear interest at a rate of 5.100% per annum and will mature on January 15, 2044;

(l)	The 4.100% 2045 Notes will bear interest at a rate of 4.100% per annum and will mature on February 1, 2045;

(m)	The 4.750% 2045 Notes will bear interest at a rate of 4.750% per annum and will mature on November 15, 2045;

(n)	The 4.550% 2046 Notes will bear interest at a rate of 4.550% per annum and will mature on April 1, 2046;

(o)	The 4.400% 2047 Notes will bear interest at a rate of 4.400% per annum and will mature on January 15, 2047;

(p)	The 4.050% 2048 Notes will bear interest at a rate of 4.050% per annum and will mature on February 15, 2048;

(q)	The 4.950% 2048 Notes will bear interest at a rate of 4.950% per annum and will mature on October 17, 2048;

(r)	The 5.250% 2050 Notes will bear interest at a rate of 5.250% per annum and will mature on May 15, 2050;

(s)	The 4.500% 2065 Notes will bear interest at a rate of 4.500% per annum and will mature on February 1, 2065;

(t)	The 0.450% 2029 Notes will bear interest at a rate of 0.450% per annum and will mature on May 4, 2029;

(u)	The 1.300% 2031 Notes will bear interest at a rate of 1.300% per annum and will mature on August 5, 2031; and

(v)	The 0.950% 2033 Notes will bear interest at a rate of 0.950% per annum and will mature on May 4, 2033.

Each series of Notes will have the same interest rate, interest payment dates, maturity date and optional redemption provisions as the corresponding series of Existing Notes; provided that (a) the methodology for calculating any make-whole redemption price for the USD Notes will reflect the SIFMA model provisions and (b) FedEx will be permitted to deliver notices of redemption that are subject to one or more conditions precedent with respect to the Notes. The Notes of each series will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Existing Notes accepted in the Exchange Offers.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of: (i) the 2015 Base Indenture attached as Exhibit 4.2 hereto; (ii) the USD Supplemental Indenture attached as Exhibit 4.4 hereto; (iii) the Euro Supplemental Indenture attached as Exhibit 4.24 hereto; (iv) the forms of the USD Notes attached as Exhibits 4.5 through 4.23, respectively; and (v) the forms of the Euro Notes attached as Exhibits 4.25, 4.26 and 4.27, respectively, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On February 26, 2025, in connection with the completion of the Exchange Offers, FedEx, the Guarantors and Goldman Sachs & Co. LLC, as dealer manager, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). FedEx agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes and (ii) cause such registration statement to become effective under the Securities Act of 1933, as amended. FedEx shall be obligated to pay additional interest on the Notes if it does not complete the exchange offer on or prior to the 365th day after the issuance of the Notes, or if the shelf registration statement with respect to the Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the issuance of the Notes or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from the dealer manager pursuant to the terms of the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.28 hereto, the terms of which are incorporated herein by reference.

On February 24, 2025, FedEx issued a press release announcing the final results of the Exchange Offers and Consent Solicitations. A copy of the press release issued by FedEx is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Supplemental Indenture No. 7, dated as of February 26, 2025, among FedEx Corporation, as issuer, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.2	Indenture, dated as of October 23, 2015, among FedEx Corporation, as issuer, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.1 to FedEx’s Current Report on Form 8-K dated and filed October 23, 2015, and incorporated herein by reference).

4.3	Supplemental Indenture No. 14, dated as of February 26, 2025, among FedEx Corporation, as issuer, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.4	Supplemental Indenture No. 15, dated February 26, 2025, among FedEx Corporation, as issuer, the subsidiary guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

4.5	Form of 3.400% Notes due 2028 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.6	Form of 4.200% Notes due 2028 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.7	Form of 3.100% Notes due 2029 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.8	Form of 4.250% Notes due 2030 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.9	Form of 2.400% Notes due 2031 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.10	Form of 4.900% Notes due 2034 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.11	Form of 3.900% Notes due 2035 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.12	Form of 3.250% Notes due 2041 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.13	Form of 3.875% Notes due 2042 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.14	Form of 4.100% Notes due 2043 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.15	Form of 5.100% Notes due 2044 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.16	Form of 4.100% Notes due 2045 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.17	Form of 4.750% Notes due 2045 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.18	Form of 4.550% Notes due 2046 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.19	Form of 4.400% Notes due 2047 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.20	Form of 4.050% Notes due 2048 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.21	Form of 4.950% Notes due 2048 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.22	Form of 5.250% Notes due 2050 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.23	Form of 4.500% Notes due 2065 (included in Exhibit 4.4 of this Current Report on Form 8-K).

4.24	Supplemental Indenture No. 16, dated February 26, 2025, among FedEx Corporation, as issuer, the subsidiary guarantors named therein, U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank Europe DAC, UK Branch, as paying agent.

4.25	Form of 0.450% Notes due 2029 (included in Exhibit 4.24 of this Current Report on Form 8-K)

4.26	Form of 1.300% Notes due 2031 (included in Exhibit 4.24 of this Current Report on Form 8-K)

4.27	Form of 0.950% Notes due 2033 (included in Exhibit 4.24 of this Current Report on Form 8-K)

4.28	Registration Rights Agreement, dated February 26, 2025, among FedEx Corporation, the subsidiary guarantors named therein and Goldman Sachs & Co. LLC.

4.29	Succession Agreement, dated as of December 13, 2021, among FedEx Corporation, the subsidiary guarantors named therein, Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association, and U.S. Bank National Association (filed as Exhibit 4.2 to FedEx’s Current Report on Form 8-K dated December 13, 2021 and filed December 16, 2021, and incorporated herein by reference).

99.1	Press Release of FedEx Corporation, dated February 24, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: February 26, 2025	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer